National Penn Bancshares, Inc.

4th Quarter and Full Year 2013
Earnings Webcast

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN

Q4 and Full Year 2013 Highlights

- Quarterly adjusted net income* of $0.17 per share.
- Quarterly reported net income of $0.15 per share includes a restructuring charge for expense reduction initiatives.
- Commercial loans grow at an annualized rate of 5% in 4th quarter.
- Strong quarterly and full year ROAA*.
- Stable quarterly and full year net interest margin.
- Consistent improvement in asset quality over the last 4 years.
- 2013 operating expenses* increase less than $1mm over prior year.
- First quarter 2014 cash dividend of $0.10 per share declared.

*Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Consistent Earnings and Strong ROAA Trend



Quarterly
$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.16
$0.17
$0.17
$0.17
1.19%
1.14%
1.21%
1.17%
1.19%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Adjusted Earnings Per Share*
Adjusted ROAA*



Full Year
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.66
$0.67
1.17%
1.18%
2012
2013
Adjusted Earnings Per Share*
Adjusted ROAA*

NATIONAL PENN

*Refer to Appendix for calculation of non-GAAP measures.

Q4 2013 Restructuring Charge

- Consolidating Nine Branches
  - Five of nine are located within two miles of other branch locations (four are supermarket branches)
- Consolidating Multiple Corporate Facilities
  (Announced October 16, 2012)
  - Lehigh Valley
  - Berks County
- Reduction in Staff

Branch Closures / Branch Staffing	84
Other Staff	28
Total	112

($million)	Non-Recurring Expense	Approximate Annual Expense Reduction
Facilities	$5.0	
Personnel	1.0	
Total	**$6.0**	**$6.0 – $6.5**

- Approximately 75% of the benefit of the restructuring is expected to be realized in 2014.

NATIONAL PENN

Stable Net Interest Income and Margin


($millions)
Quarterly Trend
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$63.4
$61.6
$63.3
$63.1
$64.1
3.46%
3.49%
3.53%
3.49%
3.51%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Net Interest Income
Net Interest Margin (FTE)


($millions)
Full Year
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$254.0
$252.1
3.50%
3.51%
2012
2013
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Disciplined Loan Growth

Q4 2013 Commercial Loans Grew by 5% (annualized)



($millions)
Commercial Loans
$3,750
$3,500
$3,250
$3,000
$3,530
$3,607
$3,654
Commercial Loans Grew 3.5% in 2013
Q4 2012
Q3 2013
Q4 2013



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,711
$1,676
$1,684
Consumer Loans Declined 1.6% in 2013
$686
$655
$657
Q4 2012
Q3 2013
Q4 2013
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,241
$5,283
$5,338
Q4 2012
Q3 2013
Q4 2013
Total Loans

Funding Consistent with Historic Trends



($millions)
$6,600
$6,400
$6,200
$6,000
$5,800
$5,600
$5,400
$6,184
$6,022
$6,435
$6,073
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Total Deposits

($millions)	Q1 2013	Q2 2013	Q3 2013	Q4 2013
FHLB Advances	$119.9	$414.1	$112.4	$603.2

NATIONAL PENN

Sustained Strong Asset Quality


Classified Loans
($millions)
$350
$300
$250
$200
$150
$100
$261
$243
$234
$219
$192
27% Decline in Classified Loans
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013


Net Loan Charge-Offs & Provision for Loan Losses
($millions)
$7.5
$5.0
$2.5
$0.0
$4.6
$2.0
$5.3
$1.5
$4.1
$1.5
$5.0
$1.3
$5.4
$1.0
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Net Charge-Offs
Provision


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
183%
91%
Q4 2013
Peer Mean*


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.99%
1.57%
Q4 2013
Peer Mean*

* Peer mean as of 9/30/13. Refer to appendix for listing of peers.

NATIONAL PENN

Diversification and Contribution of Non-Interest Income* to Earnings Strength


($millions)
Quarterly
$24.8
$22.7
$25
$20
$15
$10
$5
$0
$0.6
$3.0
$6.9
$3.9
$1.6
$8.8
$0.6
$3.0
$6.6
$3.0
$0.9
$8.6
Q3 2013
Q4 2013
($millions)
Full Year
$95.6
$95.9
$100
$80
$60
$40
$20
$0
$3.6
$12.9
$24.6
$12.5
$7.6
$34.4
$2.3
$12.7
$27.3
$13.0
$6.5
$34.1
2012
2013
Banking - deposits
Banking - mortgages
Banking - other
Wealth
Insurance
Swap Income

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Culture of Operating Expense* Management


($millions)
Quarterly Trend
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$52.4 $52.3 $53.3 $52.3 $52.4 $53.2 $53.6 $51.8
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits


($millions)
Full Year
$240.0
$210.0
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$210.3
$211.0
57.12%
57.80%
2012
2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
17.80%
16.89%
16.63%
14.19%
14.38%
14.15%
10.80%
10.61%
10.31%
Q4 2012
Q3 2013
Q4 2013
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess" Capital
$500
$450
$400
$350
$300
$250
$200
$150
$100
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at September 30, 2013 in Excess of "Well Capitalized" + 250bp
Capital at December 31, 2013 in Excess of "Well Capitalized" + 250bp



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
14.15%
10.79%
Q4 2013
Peer Mean*

*Refer to Appendix for reconciliation of Non-GAAP measure.

Peer mean as of 9/30/13. Refer to appendix for listing of peers.

NATIONAL PENN

Providing for Long-Term Shareholder Value

- Focused on quality commercial loan growth
  - Q4 2013 growth provides momentum
- Continued focus on superior asset quality trends
- Rationalizing the expense base in a low interest rate environment
  - Branch consolidations
  - Corporate facilities relocations
  - Personnel reductions
- Returning capital to shareholders
  - Authorization to repurchase up to 5% of outstanding shares in place for 2014
  - Attractive dividend yield
- Balance sheet strength an advantage for participation in industry consolidation

APPENDIX

NPBC Peer Group*

Peer	Ticker	Assets as of 9/30/13 ($billions)
Bancorp South, Inc.	BXS	$12.9
F.N.B Corporation	FNB	12.8
First Midwest Bancorp, Inc	FMBI	8.5
First Niagara Financial Group, Inc.	FNFG	37.3
FirstMerit Corporation	FMER	24.1
Fulton Financial Corporation	FULT	17.0
MB Financial, Inc.	MBFI	9.3
Old National Bancorp	ONB	9.7
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	11.8
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.7

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2012	FY 2013
Net income (loss)	$ 0.17	$ (0.12)	$ 0.17	$ 0.17	$ 0.15	$ 0.66	$ 0.37
After-tax adjustments:							
Unrealized FV gain on subordinated debentures*	-	(0.01)	-	-	-	-	(0.01)
Corporate reorganization expense	-	-	-	-	0.03	-	0.03
Loss on debt extinguishment**	-	0.29	-	-	-	-	0.29
Adjusted net income***	$ 0.17	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.66	$ 0.67

($millions)

Adjusted Return on Average Assets	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2012	FY 2013
Net income (loss)	$ 25.1	$ (17.4)	$ 25.0	$ 24.6	$ 21.2	$ 98.9	$ 53.4
After-tax adjustments:							
Unrealized FV loss (gain) on subordinated debentures*	0.2	(1.4)	-	-	-	(0.4)	(1.4)
Corporate reorganization expense	-	-	-	-	3.9	-	3.9
Loss on debt extinguishment**	-	42.2	-	-	-	-	42.2
Adjusted net income	$ 25.3	$ 23.4	$ 25.0	$ 24.6	$ 25.1	$ 98.5	$ 98.1
Average Assets	$ 8,440.6	$8,298.8	$ 8,326.5	$ 8,310.6	$ 8,385.0	$ 8,424.3	$ 8,330.4
Adjusted ROAA	1.19%	1.14%	1.21%	1.17%	1.19%	1.17%	1.18%

($000s)

Tangible Common Equity/Tangible Assets	Q4 2012	Q3 2013	Q4 2013
Total shareholders' equity	$ 1,161,292	$1,131,278	$ 1,122,231
Goodwill and intangibles	(268,893)	(265,935)	(265,133)
Tangible common equity	$ 892,399	$ 865,343	$ 857,098
Total assets	$ 8,529,522	$8,424,623	$ 8,582,213
Goodwill and intangibles	(268,893)	(265,935)	(265,133)
Tangible assets	$ 8,260,629	$8,158,688	$ 8,317,080
Tangible common equity/tangible assets	10.80%	10.61%	10.31%

*TruPS redemption – Q1 2013.
**FHLB repayment – Q1 2013.
***Difference in summation of Q4 2013 and FY 2013 adjusted net income due to rounding.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	FY 2012	FY 2013
Non-interest expense	$210,310	$281,911
Less:		
Loss on debt extinguishment**	-	64,888
Corporate reorganization expense	-	6,000
Operating expenses	$210,310	$211,023
Net interest income (taxable equivalent)	$272,622	$269,219
Non-interest income	95,968	98,067
Less:		
Net gains on FV changes of subordinated debentures*	683	2,111
Net (losses) gains on investment securities	(273)	54
Adjusted revenue	$368,180	$365,121
Efficiency Ratio	57.12%	57.80%

($000s)

Non-Interest Income	Q3 2013	Q4 2013	FY 2012	FY 2013
Banking - deposits	$8,754	$8,609	$34,377	$34,148
Banking - mortgages	1,621	902	7,640	6,500
Banking - other	3,895	2,988	12,432	12,921
Swap Income	577	578	3,622	2,332
Wealth	6,883	6,609	24,629	27,309
Insurance	3,071	3,028	12,858	12,692
Subtotal - core non-interest income	24,801	22,714	95,558	95,902
Plus:				
Net gains (losses) on investments	7	-	(273)	54
Net gains from FV changes on subordinated debentures*	-	-	683	2,111
Total non-interest income	$ 24,808	$ 22,714	$ 95,968	$ 98,067

*TruPS redemption – Q1 2013.

**FHLB repayment – Q1 2013.

NATIONAL PENN